Exhibit 24

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Menashe R. Frank and Fritz L. LaPorte signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer and/or director of MAKO Surgical
 Corp. (the "Company"), Forms 3, 4, and 5 in accordance with Section
 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, including, but not limited to, obtaining necessary EDGAR access codes, and timely file such form with the
United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, and in the best interest of, or legally required by, the undersigned.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such
capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's
responsibilities to comply with Section 16 of the Securities
 Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms
 3, 4, and 5 with respect to the undersigned's holdings
 of and transactions in securities issued by the Company,
 unless earlier revoked by the
 undersigned in a signed writing delivered to the
foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power
 of Attorney to be executed as of this 19th day of
 February, 2013.

        /s/ Christopher Marrus
 Name: Christopher Marrus